American Century World Mutual Funds, Inc. Prospectus Supplement International Discovery Fund
Supplement dated March 8, 2010 ¡ Prospectus dated March 1, 2010

The following replaces the Annual Total Returns table on page 4.

For the calendar year ended December 31, 2009	1 year	5 years	10 years
Investor Class Return Before Taxes	34.45%	6.72%	3.60%
Return After Taxes on Distributions	34.40%	3.79%	1.75%
Return After Taxes on Distributions and Sale of Fund Shares	22.70%	5.42%	2.79%
Institutional Class Return Before Taxes	34.67%	6.94%	3.81%
A Class(1) Return Before Taxes	26.40%	5.22%	2.75%
C Class(2) Return Before Taxes	33.06%	5.66%	2.57%
R Class(2) Return Before Taxes	33.85%	6.19%	3.09%
MSCI AC World ex-US Mid Cap Growth Index (reflects no deduction for fees, expenses or taxes)	43.90%	4.85%	0.28%

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

2
Historical performance for C and R Classes prior to their inception on March 1, 2010, is based on the performance of Investor Class shares. C and R Class performance has been adjusted to reflect differences in sales charges, if applicable, and expenses between classes.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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